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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



                                  APRIL 4, 1994
                Date of Report (Date of earliest event reported)



                               BEST BUY CO., INC.
               (Exact name of registrant as specified in charter)


   MINNESOTA                    1-9595                 41-0907483
(State or other            (Commission File          (I.R.S. Employer
jurisdiction of                Number)              Identification No.)
incorporation)

7075 Flying Cloud Drive, Eden Prairie, Minnesota        55344
      (Address of principal executive offices)        (Zip Code)


                                  612\947-2000
              (Registrant's telephone number, including area code)


              4400 West 78th Street, Bloomington, Minnesota 55435 (Former name or former address, if changed since last report)

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Item 5.   Other Events.

     On April 4, 1994, Best Buy Co., Inc., announced a 2-for-1 stock split, payable in the form of a stock dividend. Shareholders of record on Thursday, April 14, 1994, will receive one additional share for every share held, to be issued on Thursday, April 28, 1994. After the split, the company will have approximately 41.7 million shares outstanding.


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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BEST BUY CO., INC.
                                      (Registrant)



Date:  April 5, 1994               By:  /s/Elliot S. Kaplan
                                      ---------------------------
                                      Elliot S. Kaplan, Secretary


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